Exhibit 10.1

STANDBY PURCHASE AGREEMENT

FIRST UNITED CORPORATION

IN THE EVENT YOU DECIDE NOT TO MAKE A STANDBY COMMITMENT TO PURCHASE SECURITIES IN THIS STANDBY OFFERING, PLEASE RETURN THIS STANDBY PURCHASE AGREEMENT (TOGETHER WITH ALL AMENDMENTS THEREOF AND SUPPLEMENTS THERETO) TO:

First United Corporation

19 South Second Street

Oakland, MD 21550

Attention: Carissa L. Rodeheaver, Chairman, President & CEO

INSTRUCTIONS

1.          Please complete, date and sign (a) the Standby Purchase Agreement and (b) the Investor Qualification Questionnaire that is attached to the Standby Agreement as Exhibit A, retain copies for your records, and deliver the signed originals to:

First United Corporation

19 South Second Street

Oakland, MD 21550

Attention: Carissa L. Rodeheaver, Chairman, President & CEO

2.          Please indicate on the signature page to the Standby Purchase Agreement the number of shares of common stock of First United Corporation that you wish to commit to purchase in the Standby Offering (as defined in the Standby Purchase Agreement) and the aggregate subscription price for those shares.

3.          Once the Company accepts your commitment, it will not be revocable by you.

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STANDBY PURCHASE AGREEMENT

THIS STANDBY PURCHASE AGREEMENT (this “Agreement”) is entered into this ___ day of November, 2016 by and between the undersigned standby purchaser (the “Standby Purchaser“) and First United Corporation (the “Company”). The Standby Purchaser and the Company are each sometimes referred to herein as a “Party” and are collectively referred to herein as the “Parties”.

WHEREAS, the Company proposes to distribute, at no charge, to each holder of record of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) on a record date to be set by the Board of Directors of the Company (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for and purchase, in the aggregate, up to 783,626 additional shares of Common Stock (the “New Shares”); and

WHEREAS, in such offering (the “Rights Offering”), the Company’s shareholders of record as of the Record Date will receive one Right for each share of Common Stock held as of the Record Date, with each Right entitling the holder to purchase 0.125 shares of Common Stock at a price per share equal to 90% of the volume weighted average closing sales price of the common stock as reported on The NASDAQ Stock Market for the 20 trading days immediately preceding the date on which the Registration Statement (as defined 2(c) hereof) is declared effective, provided that in no event will such price be less than $9.00 per share nor more than $11.93 per share (the “Subscription Price”); and

WHEREAS, each holder of Rights who fully exercises its Rights in the Rights Offering (the “Basic Subscription Privilege”) will be entitled to subscribe, at the Subscription Price, for additional shares of Common Stock to the extent they are available (the “Over-Subscription Privilege”); and

WHEREAS, to facilitate the Rights Offering, the Company is offering (the “Standby Offering”) to the Standby Purchaser and other selected accredited investors (each, an “Investor” and collectively, the “Investors”) the opportunity to purchase, at the Subscription Price and subject to the terms and conditions of this Agreement, any shares of Common Stock that are not purchased in the Rights Offering pursuant to the exercise of Rights under the Basic Subscription Privilege or pursuant to the Over-Subscription Privilege (the “Unsubscribed Shares”); and

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1.            Standby Purchase Commitment.

(a)          Standby Purchase Commitment. If and to the extent Unsubscribed Shares are not purchased by the Company’s stockholders in the Rights Offering pursuant to the exercise of Rights under the Basic Subscription Privilege or pursuant to the Over-Subscription Privilege, then the Standby Purchaser hereby agrees to purchase from the Company (the “Commitment”), and the Company hereby agrees to sell to the Standby Purchaser, at the Subscription Price, that number of shares of Common Stock set forth on the signature page hereto (the “Commitment Shares”).

(b)          Confirmation of Commitment. Upon acceptance of the Commitment by the Company, the Standby Purchaser’s Commitment pursuant to this Agreement (i) will be binding upon the Standby Purchaser and its successors, legal representatives and assigns and (ii) may not be canceled, modified, terminated or revoked by the Standby Purchaser for any reason, except as set forth in Sections 9 and 10(g).

(c)          Allocation of Unsubscribed Shares. Promptly following the expiration of the Rights Offering, the Company will determine the amount of Unsubscribed Shares. The Company shall allocate the Unsubscribed Shares among the Investors on a pro rata basis based on each Investor’s Commitment Shares in the Standby Offering. Upon the Company’s allocation of the Unsubscribed Shares to the Investors, the Company will promptly notify the Standby Purchaser in writing of the number of Unsubscribed Shares allocated to the Standby Purchaser (the “Allocated Shares”), which number may be less than the number of Commitment Shares. Notwithstanding anything to the contrary contained herein, the Company may, in its sole discretion and at any time prior to the Closing, reduce the number of Allocated Shares to the extent necessary to ensure that, after giving effect to the Rights Offering and the issuance of all shares of Common Stock offered in the Standby Offering, the Standby Purchaser will not beneficially own capital securities of the Company which entitle the Standby Purchaser to cast more than 9.9% of the aggregate number of votes which may be cast by all holders of the Company’s outstanding capital securities on matters submitted to such holders for a vote (the “Voting Limitation”). The Company will promptly notify the Standby Purchaser in writing of any reduction in the Allocated Shares based on the Voting Limitation.

(d)          Closing. On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the closing of the purchase and sale of the Allocated Shares (the “Closing”) shall take place remotely via the electronic exchange of signature pages on the same date as, and immediately following, the closing of the Rights Offering or such other place or time or date after the closing of the Rights Offering as may be determined by the Company and the Standby Purchaser (the “Closing Date”).

(e)          Payment. Payment for Allocated Shares shall be made to the Company by the Standby Purchaser, on the Closing Date, against delivery of the Allocated Shares, in United States dollars by means of certified or cashier’s checks, bank drafts, money orders or wire transfers.

2.            Representations and Warranties of the Company. The Company represents and warrants to the Standby Purchaser as follows:

(a)          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to carry on its business as now conducted. The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended, and First United Bank & Trust is its sole insured depository institution subsidiary.

(b)          This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and the exercise of judicial discretion in accordance with general principles of equity.

(c)          Prior to Closing, the registration statement in respect of the Rights Offering (the “Registration Statement”) that the Company files with the Securities and Exchange Commission (the “SEC”) will have been declared effective by the SEC and no stop order will have been issued with respect thereto and no proceedings therefore will have been initiated or, to the knowledge of the Company, threatened by the SEC, and any request on the part of the SEC for additional information will have been complied with. On its effective date, the Registration Statement will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the Closing Date, the Registration Statement and the prospectus contained therein (the “Prospectus”) will not include an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with the information furnished to the Company in writing by the Standby Purchaser expressly for use in the Registration Statement or in the Prospectus pursuant to Section 5(c) below.

(d)          As of the date hereof, the authorized capital of the Company consists of 27,000,000 shares of capital stock, consisting of (i) 25,000,000 shares of Common Stock and (ii) 2,000,000 shares of preferred stock, having no par value. As of the date hereof, (x) 6,269,004 shares of Common Stock are issued and outstanding and (y) 20,000 shares of preferred stock, all of which are designated as Fixed Rate Cumulative Perpetual Preferred Stock, Series A, are issued and outstanding. As of the date hereof, 60,168 shares of Common Stock are reserved for issuance upon exercise or vesting of options and other awards granted under the Company’s equity compensation plans. All of the outstanding capital securities have been duly authorized, are validly issued, fully paid and nonassessable and were offered, sold and issued in compliance with all applicable federal and state securities laws without violating any contractual obligation or other preemptive or similar rights.

(e)          All of the New Shares will have been duly authorized for issuance prior to the Closing, and, when issued and distributed as set forth in the Prospectus, will be validly issued, fully paid and non-assessable; and none of the New Shares will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Articles of Incorporation (as amended and restated through the Closing Date), Bylaws (as amended and restated through the Closing Date), or any material agreement or instrument to which the Company is a party or by which it is bound.

(f)          Neither the Company nor any Subsidiary is in violation of its charter documents, bylaws or other governing instruments (“Governing Instruments”) or in default under any agreement, indenture or instrument to which the Company or any Subsidiary is a party, the effect of which violation or default could reasonably be expected to have a Material Adverse Effect on the Company (as defined below), and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms of any agreement, indenture or instrument to which the Company or any Subsidiary is a party which lien, charge or encumbrance could reasonably be expected to have a Material Adverse Effect on the Company, or result in a violation of the Governing Instruments of the Company or any Subsidiary or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any Subsidiary or any of their property; and, except as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable state securities law, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement. For purposes of this Agreement, (i) the term “Subsidiary” means First United Bank & Trust and any other direct or indirect subsidiary of the Company; and (ii) the term “Material Adverse Effect on the Company” shall mean a material adverse effect on the financial condition, or on the earnings, financial position, shareholders’ equity, operations, assets, results of operations, regulatory compliance or business of the Company and its Subsidiaries taken as a whole; provided that the term shall exclude (A) any change that results or arises from changes in any foreign, federal, state or local laws, ordinances, rules, regulations, codes or administrative directives, including, without limitation, the NASDAQ Stock Market Rules (collectively, “Laws”), applicable to the Company or interpretations thereof by any courts or governmental authorities having jurisdiction over the Company; (B) any change in generally accepted accounting principles in the United States, as in effect on the date thereof, applied on a basis consistent with prior periods, (C) any change that results or arises from changes affecting general business or economic conditions affecting the industry in which the Company competes, (D) actions and omissions of the Company taken with the prior written consent of the Standby Purchaser, (E) any change or effect resulting from compliance with this Agreement, and (F) any natural disaster or any acts of terrorism, sabotage, military action or war (whether or not declared) or any escalation or worsening thereof, in each case except to the extent such event has or would have a disproportionate effect on the business of the Company.

(g)          The Company and the Subsidiaries have taken all actions necessary to ensure that the transactions contemplated by this Agreement, individually or in the aggregate, shall not give rise to a change in control under, or result in the breach or the violation of, or the acceleration of any right under, or result in any additional rights, or the triggering of any rights of first refusal, preferential purchase or similar rights with respect to any securities of the Company, anti-dilution adjustment under any contract or agreement to which the Company or any Subsidiary is a party, including, without limitation, any employment agreement or employee benefit plan of the Company or any Subsidiary. Such actions may include, without limitation, having any such contracts or agreements or rights granted under any such contract or agreement waived in writing or amended prior to Closing.

(h)          The Company’s Board of Directors has approved this Agreement and the transactions contemplated by this Agreement to the extent required by applicable Laws, and such Laws do not require that the Company’s stockholders approve the Agreement or the transactions contemplated by the Agreement.

(i)          The Company’s Board of Directors has adopted resolutions providing that (i) the Standby Purchaser shall not be an “interested stockholder” with respect to any “business combination” as defined in Subtitle 6 of Title 3 of the Maryland General Corporation Law by virtue of its purchase of the Allocated Shares pursuant hereto, and (ii) the Maryland Control Share Acquisition Act shall not apply to any of the Allocated Shares to the fullest extent permitted by Maryland law.

(j)          Since January 1, 2015, the Company has filed with the Commission all forms, reports, schedules, statements and other documents required to be filed by it through the date hereof under the Exchange Act or the Securities Act (all such documents, as supplemented and amended since the time of filing, collectively, the “Company SEC Documents”). The Company SEC Documents, including without limitation all financial statements and schedules included in the Company SEC Documents, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, and in the case of any Company SEC Document amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing), (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable. The audited consolidated financial statements of Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved, and present fairly in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

(k)          The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 (including the rules and regulations of the Commission adopted thereunder) which are applicable to it as of the date of this Agreement. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s disclosure controls and procedures (as such term is defined in Rule 13a-14(c) and Rule 15d-14(c) under the Exchange Act), in the Company’s internal control over financial reporting (as defined in Rule 13a-15(f) or Rule 15d-15(f) under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s disclosure controls and procedures or internal control over financial reporting.

(l)          Since December 31, 2015, there have not been any events, changes, occurrences or state of facts that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

3.            Representations and Warranties of the Standby Purchaser. The Standby Purchaser represents and warrants to the Company as follows:

(a)          If an entity, the Standby Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below such Investor’s name on the signature page hereof with the requisite power and authority to purchase the Commitment Shares to be purchased by it hereunder and to execute and deliver this Agreement. The information with respect to the Standby Purchaser set forth on the signature page hereto is true, complete and accurate in all material respects.

(b)          Assuming the due authorization, execution and delivery thereof by the Company, this Agreement constitutes the Standby Purchaser’s valid and legally binding obligation, enforceable against the Standby Purchaser in accordance with its terms except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and the exercise of judicial discretion in accordance with general principles of equity.

(c)          The Commitment Shares to be purchased by the Standby Purchaser hereunder will be acquired for the Standby Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Standby Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Standby Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Allocated Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Standby Purchaser to hold such Commitment Shares for any period of time. The Standby Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person, and has no present intention of having any such agreement or understanding, to distribute any of the Commitment Shares in violation of applicable securities laws. The Standby Purchaser is neither (i) a broker-dealer registered under the Exchange Act or an entity engaged in a business that would require it to be so registered nor (ii) in the business of underwriting securities. For purposes of this Agreement, the term “Person” means an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a joint venture, a trust, a governmental entity, an unincorporated entity, or any other legal entity.

(d)          The Standby Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Commitment Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(e)          The Standby Purchaser (i) has received and read this Agreement, (ii) has read such of the Company’s periodic and other reports and proxy statements filed to date with, and made publicly-available by, the SEC pursuant to the Exchange Act, and the appendices and exhibits thereto and information incorporated by reference therein, concerning the Company and the Standby Offering as the Standby Purchaser deemed necessary or appropriate, (iii) has had the opportunity to ask the Company questions regarding the terms and conditions of the Standby Offering and the Company’s business and plans, (iv) has received answers that the Standby Purchaser deems to be satisfactory, (v) has discussed with the Company the risks and uncertainties relating to the business and plans of the Company, (vi) has had the opportunity to obtain, and to review with the Standby Purchaser’s attorneys, accountants and/or other advisers, any additional information which the representatives of the Company possess or can acquire without unreasonable effort or expense, (vii) is a sophisticated investor with such knowledge and experience in business and financial matters as will enable the Standby Purchaser to evaluate the merits and risks of investment in the Company, and (viii) has reviewed the type of investment that the shares of Common Stock constitutes, has determined that the such shares are a suitable investment for the Standby Purchaser, and is able to bear the economic risk and lack of liquidity of an investment in such shares. Neither such inquiries nor any other due diligence investigation conducted by the Standby Purchaser shall modify, limit or otherwise affect such Standby Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement. The Standby Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Commitment Shares or the fairness or suitability of the investment in the Commitment Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Commitment Shares.

(f)          The Standby Purchaser understands that the Commitment Shares are being offered and sold to the Standby Purchaser in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Standby Purchaser set forth in this Section 3 to determine the availability of such exemptions and the eligibility of the Standby Purchaser to acquire the Commitment Shares.

(g)          The Standby Purchaser understands that the Commitment Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Without limiting the scope of the foregoing, the Standby Purchaser acknowledges that the Commitment Shares have not been and, except as provided in Section 8 hereof, are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

(h)          The Standby Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act.

(i)          The Investor Qualification Questionnaire (the “IQQ”) attached as Exhibit A of this Agreement that the Standby Purchaser has completed, as well as all of the statements, answers and information therein, are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date.

(j)          The Standby Purchaser did not learn of the investment in the Commitment Shares as a result of any general solicitation or general advertising.

(k)          No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or the Standby Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Standby Purchaser.

(l)          Except as set forth in Schedule 3(l) attached hereto, no authorization, approval, consent (or non-objection) or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Securities Act and applicable state securities laws) or of any other Person is required for the purchase by the Standby Purchaser of the Commitment Shares or for the consummation by the Standby Purchaser of any other transaction contemplated by this Agreement (the “Consents”).

4.            Standby Purchaser’s Acknowledgements. The Standby Purchaser understands and hereby acknowledges as follows:

(a)          Neither the offer nor the sale of the shares of Common Stock to which the Standby Offering relates has been registered under the Securities Act or any state securities laws, and such shares are being offered and sold in reliance upon federal and state exemptions from registration requirements for transactions not involving any public offering. The Standby Purchaser recognizes that reliance upon such exemptions is based in part upon the representations of the Standby Purchaser contained in this Agreement and the IQQ.

(b)          No United States federal or state agency has made any finding or determination as to the fairness of the Standby Offering, or any recommendation or endorsement of the Commitment Shares.

(c)          Upon the original issuance of the Allocated Shares and until such time as the same is no longer required under any applicable requirements of the Securities Act or applicable state securities laws, the Company and its transfer agent shall make such notation on the certificate or certificates evidencing the Allocated Shares purchased by the Standby Purchaser and in the stock book and transfer records of the Company as may be necessary to record that such Allocated Shares have not been registered under the Securities Act and that such shares may not be resold without registration under the Securities Act or any applicable state securities laws or pursuant to an exemption from the registration requirements thereof. Without limiting the generality of the foregoing, any certificate evidencing the Allocated Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

5.            Covenants.

(a)          Covenants of the Company. The Company agrees and covenants with the Standby Purchaser, between the date hereof and the earlier of the Closing Date or the effective date of any termination pursuant to Section 9 hereof, as follows:

(i)          To use commercially reasonable efforts to effectuate the Rights Offering;

(ii)         As soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise the Standby Purchaser with a confirmation in writing, of (A) the time when the Prospectus or any amendment or supplement thereto has been filed with the SEC, (B) the issuance by the SEC of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (C) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the shares of Common Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose, (D) the receipt of any comments from the SEC directed toward the Registration Statement or any document incorporated therein by reference, and (E) any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company will use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible;

(iii)        To operate the Company’s business in the ordinary course of business consistent with past practice;

(iv)        To notify the Standby Purchaser, on a weekly basis or at such time as the Standby Purchaser may reasonably request, of the aggregate number of subscriptions received pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege in the Rights Offering;

(v)         As soon as reasonably practicable after the Closing, notify the Company’s transfer agent of the Standby Purchaser’s purchase of the Allocated Shares and cause such transfer agent to issue confirmation of the issuance of such shares, to be held in book-entry form, to the Standby Purchaser;

(vi)        Except in connection with the Rights Offering, not to issue any shares of capital stock of the Company, or options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, securities convertible into or exchangeable for capital stock of the Company, or other agreements or rights to purchase or otherwise acquire capital stock of the Company, except for shares of Common Stock issuable upon exercise or vesting of awards granted under the Company’s equity compensation plans that are outstanding as of the date hereof;

(vii)       Not to authorize any stock split, stock dividend, stock combination or similar transaction affecting the number of issued and outstanding shares of Common Stock;

(viii)      Not to declare or pay any dividends on its Common Stock or repurchase any shares of Common Stock; and

(ix)         Not to incur any indebtedness or guarantees thereof other than in the ordinary course of business and consistent with past practice.

(b)          Certain Acquisitions. Between the date hereof and the Closing Date, neither the Standby Purchaser nor any Affiliate (as defined below) of the Standby Purchaser shall acquire any capital securities of the Company or any Subsidiary (as defined below) of the Company unless authorized to do so by the Company. For purposes of this Agreement, the term “Affiliate” means, with respect to a specified Person, any Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

(c)          Information. The Standby Purchaser agrees to furnish to the Company all information with respect to the Standby Purchaser that the Company may reasonably request and any such information furnished to the Company expressly for inclusion in the Prospectus by the Standby Purchaser shall not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          Public Statements. Neither the Company nor the Standby Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other Party, which consent shall not be unreasonably withheld or delayed, except (i) if such public announcement, statement or other disclosure is required by Laws, in which case the disclosing party shall consult in advance with respect to such disclosure with the other Party to the extent reasonably practicable, or (ii) with respect to the filing by the Standby Purchaser of any Schedule 13D or Schedule 13G with the SEC, to which a copy of this Agreement may be attached as an exhibit thereto.

(e)          Regulatory Filing. If a federal, state or other regulatory filing is required under applicable Laws in connection with the transactions contemplated hereunder, including, without limitation, under the Change in Bank Control Act, 12 U.S.C. § 1871(j), or the Bank Holding Company Act, 12 U.S.C. §§ 1841 et seq., then the Company and the Standby Purchaser shall use commercially reasonable efforts to promptly prepare and file all necessary documentation and to effect all applications that are necessary or advisable under applicable Laws with respect to the transactions contemplated hereunder so that any applicable waiting period shall have expired or been terminated as soon as practicable after the date hereof.

(f)          NASDAQ Listing Application. The Company will timely file an “Additional Listing Application” with the NASDAQ Global Select Market with respect to the New Shares. The Company will use its best efforts to obtain, effect and maintain the listing of such securities on the NASDAQ Global Select Market and will file with the NASDAQ Global Select Market all documents and notices required by The NASDAQ Global Select Market of companies with securities that are listed on the NASDAQ Global Select Market.

(g)          Indemnification by the Company. Whether or not the transactions contemplated hereby are consummated, the Company shall at all times defend, indemnify and hold harmless the Standby Purchaser and each of its Affiliates, advisors, agents, attorneys, accountants and consultants (each, a “Purchaser Indemnified Person”) from and against all demands, suits, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, judgments and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, disbursements and expenses, and reasonable consultants’ fees, disbursements and expenses (each, a “Loss” and collectively, “Losses”), imposed on, asserted against or incurred by any such Purchaser Indemnified Person, based upon, arising out of, or resulting from, directly or indirectly, this Agreement, the matters referred to herein, the Commitment, the use of proceeds received from the Standby Purchaser hereunder or any related transaction, or any claim, litigation, investigation or proceeding relating to any of the foregoing regardless of whether such Purchaser Indemnified Person is a party thereto; provided, however, that the foregoing indemnity will not, as to any Purchaser Indemnified Person, apply to Losses to the extent they have resulted from (i) the inaccuracy or untruth of any representation or warranty made by the Standby Purchaser in this Agreement or in any exhibit to this Agreement or in any certificate, document or instrument executed and delivered by the Standby Purchaser in connection with this Agreement, (ii) the breach by the Standby Purchaser of any of its agreements or covenants made in this Agreement or in any exhibit to this Agreement or the failure by the Standby Purchaser to perform, observe or comply with any of its covenants or agreements contained in this Agreement or in any certificate, document or instrument executed and delivered by the Standby Purchaser in connection with this Agreement, (iii) the bad faith, willful misconduct or gross negligence of such Purchaser Indemnified Person, (iv) (A) any untrue or alleged untrue statement of a material fact contained in the Prospectus, the Resale Registration Statement and/or any related marketing materials or (B) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent in either case, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon and is consistent with information so furnished in writing by or on behalf of the Standby Purchaser to the Company expressly for use in the Prospectus, the Resale Registration Statement and/or any related marketing materials, or (iv) any action, suit, proceeding, investigation, assessment or judgment incident to any of the matters addressed in the foregoing items (i) through (iv).

(h)          Indemnification by the Standby Purchaser. Whether or not the transactions contemplated hereby are consummated, the Standby Purchaser shall at all times defend, indemnify and hold harmless the Company and its control Persons, and their respective Affiliates and anyone acting on their behalf (each, a “Company Indemnified Person”), from and against all Losses imposed on, asserted against or incurred by any such Company Indemnified Person, based upon, arising out of, or resulting from, directly or indirectly, (i) the inaccuracy or untruth of any representation or warranty made by the Standby Purchaser in this Agreement or the IQQ or in any certificate, document or instrument executed and delivered by the Standby Purchaser in connection with this Agreement, or (ii) (A) any untrue or alleged untrue statement of a material fact contained in the Prospectus, the Resale Registration Statement and/or any related marketing materials or (B) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent in either case, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon and is consistent with information so furnished in writing by or on behalf of the Standby Purchaser to the Company expressly for use in the Prospectus, the Resale Registration Statement and any related marketing materials.

(i)          Use of Proceeds. The Company shall use the proceeds of the Rights Offering solely in accordance with the description of the use of proceeds set forth in the Registration Statement.

6.            Conditions to Closing.

(a)          Conditions to Standby Purchaser’s Obligations. The obligations of the Standby Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on the Closing Date, of the following conditions unless such fulfillment has been waived in writing by the Standby Purchaser:

(i)          The representations and warranties of the Company in Section 2 hereof shall be true and correct in all material respects as of the date hereof and at and as of the Closing Date as if made on such date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date) and the Company shall have performed all of its obligations hereunder;

(ii)         The Company shall have received all Consents, on conditions reasonably satisfactory to the Company, for the Rights Offering and the other transactions contemplated by this Agreement;

(iii)        The Standby Purchaser shall have received all Consents, on conditions reasonably satisfactory to the Standby Purchaser, for the Standby Purchaser’s purchase of the Allocated Shares pursuant to this Agreement;

(iv)        No judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Rights Offering or the material transactions contemplated by this Agreement;

(v)         No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC; and any request of the SEC for inclusion of additional information in the Registration Statement or otherwise shall have been complied with;

(vi)        The New Shares shall have been authorized for listing on the NASDAQ Global Select Market (or any such other exchange or market as the shares of Common Stock are then listed);

(vii)       As of the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or trading in securities generally on The NASDAQ Global Select Market shall not have been suspended (a “Market Adverse Effect”); and

(viii)      At or prior to the Closing, the Company shall have received a letter from an independent accounting firm stating that (A) the issuance of the Common Stock pursuant to the transactions contemplated by this Agreement will not cause the Company to undergo an “ownership change” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), (B) the issuance of the Common Stock pursuant to the transactions contemplated by this Agreement will not cause the Company to be limited by Section 382 of the Code in its ability to use its net operating loss carryforwards, (C) there will be no adverse tax or accounting consequences of the issuance of the Common Stock pursuant to the transactions contemplated by this Agreement, and (D) the structure of the transaction will preserve the Company’s deferred tax asset, subject to any valuation allowance (the “DTA Letter”).

(b)          Conditions to Company’s Obligations. The obligations of the Company to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on the Closing Date, of the following conditions unless such fulfillment has been waived in writing by the Company:

(i)          The representations and warranties of the Standby Purchaser in Section 3 hereof shall be true and correct in all material respects as of the date hereof and at and as of the Closing Date as if made on such date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date) and the Standby Purchaser shall have performed all of its obligations hereunder;

(ii)         The Rights Offering shall have been consummated;

(iii)        The Company shall have received all Consents, on conditions reasonably satisfactory to the Company, for the Rights Offering and the other transactions contemplated by this Agreement;

(iv)        The Standby Purchaser shall have received all Consents, on conditions reasonably satisfactory to the Standby Purchaser, for the Standby Purchaser’s purchase of the Allocated Shares pursuant to this Agreement;

(v)         No judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Rights Offering or the material transactions contemplated by this Agreement; and

(vi)        No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC; and any request of the SEC for inclusion of additional information in the Registration Statement or otherwise shall have been complied with;

(vii)       The New Shares shall have been authorized for listing on the NASDAQ Global Select Market (or any such other exchange or market as the shares of Common Stock are then listed); and

(viii)      At or prior to the Closing, the Company shall have received the DTA Letter.

7.            Deliveries at Closing.

(a)          By the Company. At the Closing, the Company shall deliver, or cause to be delivered, to the Standby Purchaser a legal opinion from Gordon Feinblatt LLC, counsel to the Company, to the effect that this Agreement has been duly authorized, executed and delivered by the Company and that the Allocated Shares will be, when payment therefor has been received by the Company pursuant to this Agreement, validly issued, fully paid and non-assessable.

(b)          By the Standby Purchaser. At the Closing, the Standby Purchaser shall deliver, or cause to be delivered, to the Company the following payment in an amount equal to the Subscription Price multiplied by the number of Allocated Shares to be purchased by the Standby Purchaser pursuant to this Agreement.

8.            Resale Registration.

(a)          Subject to Section 1 hereof, the Company will (a) file, within 90 days of the Closing and at no cost to the Standby Purchaser, a registration statement under the Securities Act to register all of the Allocated Shares sold to the Standby Purchaser in the Standby Offering for resale by the Standby Purchaser (the “Resale Registration Statement”), (b) use its best efforts to cause the Resale Registration Statement to be declared effective by the SEC, and (c) upon such declaration of effectiveness, maintain a current prospectus relating to such Allocated Shares; provided, however, that the Company’s obligations under this Section shall cease with respect to an Allocated Share upon the earlier to occur of (i) the sale of such Allocated Share pursuant to a registration statement filed under the Securities Act, including, without limitation, the Resale Registration Statement, or pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), (ii) when the Standby Purchaser is permitted to sell such Allocated Share without restriction pursuant to Rule 144, and (iii) when such Allocated Share is resold to the Company for cash or otherwise ceases to be issued and outstanding. If for any reason the Company does not file the Resale Registration Statement in accordance with this Section 8(a), then the Company shall enter into a registration rights agreement with the Standby Purchaser, which shall include reasonable and customary terms pursuant to which the Company agrees to register, under the Securities Act and applicable state securities laws and regulations, the Standby Purchaser’s resale of any of its Allocated Shares, at no cost to the Standby Purchaser (the “Registration Rights Agreement”).

(b)          The Company may require the Standby Purchaser to furnish such information regarding the Standby Purchaser and its intended method of disposition of the Allocated Shares as it may from time to time reasonably request in writing. If any such information is not furnished within a reasonable period of time after receipt of such request, then the Company may exclude the Allocated Shares from the Resale Registration Statement. Notwithstanding the foregoing, in no event shall the Standby Purchaser be required to provide any information about its investors unless required by the SEC to do so.

9.            Termination.

(a)          By the Standby Purchaser. The Standby Purchaser may terminate this Agreement at any time prior to the Closing Date, by written notice to the Company, if (i) a Material Adverse Effect on the Company has occurred, (ii) a Market Adverse Effect has occurred that, in either case, is not cured within 21 days after the occurrence thereof (the “Cure Period”); provided that the right to terminate this Agreement after the occurrence of each Material Adverse Effect on the Company or a Market Adverse Effect shall expire seven (7) days after the expiration of the Cure Period applicable thereto.

(b)          By the Company. The Company may terminate this Agreement at any time prior to the Closing Date if the Company withdraws or terminates the Rights Offering because it determines that the consummation of the Rights Offering is not in the best interests of the Company and its stockholders.

(c)          By the Parties in Certain Other Events. This Agreement may be terminated by the Company, on one hand, or by the Standby Purchaser, on the other hand, by written notice to the other Party:

(i)          At any time prior to the Closing Date if there is a material breach of this Agreement by the other Party that is not cured within 15 days after the non-breaching Party has delivered written notice to the breaching Party of such breach;

(ii)         At any time after May 15, 2017 unless the Closing has occurred prior to such date; or

(iii)        Consummation of the transactions contemplated by this Agreement is prohibited by applicable Laws.

(d)          Effect of Termination. The Company and the Standby Purchaser agree that any termination of this Agreement pursuant to Sections 9(a), 9(b), 9(c)(ii) or 9(c)(iii) shall be without liability of the Company or the Standby Purchaser, except that should the Company terminate this Agreement pursuant to Section 9(b), the Company will reimburse the Standby Purchaser for its expenses reasonably incurred in connection with its negotiation and performance of this Agreement in an amount not to exceed $25,0000. Such payment shall be made within five (5) Business Days of such termination. For purposes of this Agreement, the term “Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are generally closed in the State of Maryland.

10.           Miscellaneous.

(a)          Survival. The representations and warranties of the Company and the Standby Purchaser contained in this Agreement, in any exhibit hereto, or in any certificate delivered hereunder, and the covenants contained in Sections 5(d), 5(g), 5(h) and 5(i) shall survive the Closing hereunder.

(b)          Assignment; No Third-Party Beneficiaries. This Agreement may not be assigned by the Standby Purchaser without the prior written consent of the Company. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the Company and its successors and assigns and the Standby Purchaser and its permitted successors and assigns. Notwithstanding any provision of this Agreement to the contrary, no Person other than the Company or the Standby Purchaser shall be entitled to rely on or have the benefit of, as a third-party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement except as set forth in Section 5(g).

(c)          Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of an original of this Agreement for all purposes. Signatures of the Parties transmitted by facsimile or PDF transmission shall be deemed to be their original signatures for all purposes.

(d)          Titles and Subtitles; Construction. The titles and subtitles used in this Agreement are used for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. Except where expressly indicated otherwise, all references to Sections, subsections, paragraphs, clauses or other subdivisions in this Agreement refer to the corresponding Sections, subsections, paragraphs, clauses or other subdivisions of this Agreement. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require. As used in this Agreement, the words “hereby”, “herein”, hereof”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e)          Notices. All notices to a Party required or permitted by this Agreement shall be in writing and signed by the Party giving or delivering same, shall specify the Section of this Agreement pursuant to which it is given or being delivered, and shall be hand-delivered, transmitted by United States certified mail, return receipt requested, postage prepaid, transmitted by facsimile or electronic mail (with delivery confirmation), or delivered, prepaid, via nationally recognized overnight carrier to such Party at its address set forth below:

If to the Company, to:

First United Corporation

19 South Second Street

Oakland, MD 21550

Attention: Carissa L. Rodeheaver

Email: crodeheaver@mybank.com

If to the Standby Purchaser, to the address provided on the signature page hereto.

Each such notice shall be deemed to have been given or delivered (i) on the date delivered if delivered in person, (ii) on the third (3rd) Business Day after it is transmitted if transmitted by United States certified mail, (iii) on the day after it is delivered to a nationally recognized overnight carrier that confirms to the sender delivery on such day, or (iv) if given by facsimile or electronic mail, the date on which the facsimile or electronic mail is transmitted if confirmed by transmission report during the transmitter’s normal business hours, or at the beginning of the next Business Day after transmission if confirmed at any time other than the transmitter’s normal business hours. A Party shall have the right to change its address set forth above by giving notice of such change in accordance with this Section 10(e).

(f)          Expenses. Except as provided Section 9(d) hereof, the Parties shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by a Party against the other Party in connection with this Agreement or the Registration Rights Agreement, or the transactions contemplated hereby or thereby, the Party that does not prevail in such proceedings shall pay the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing Party.

(g)          Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by both Parties. Any amendment or waiver effected in accordance with this Section 10(g) shall be binding upon each holder of any shares of Common Stock purchased under this Agreement at the time outstanding, each future holder of all such shares, and the Company.

(h)          Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(i)          Entire Agreement. This Agreement, including the Exhibits and any disclosure schedules hereto, and, if entered into, the Registration Rights Agreement constitute the entire agreement among the Parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof and thereof.

(j)          Further Assurances. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(k)          Independent Nature of the Standby Purchaser’s Obligations and Rights. The obligations of the Standby Purchaser under this Agreement are several and not joint with the obligations of any other Investor under any document in connection with the transactions contemplated by this Agreement (including the Standby Offering) to which any Investor is a party (such documents, together with this Agreement, the “Transaction Documents”), and the Standby Purchaser shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of the Standby Purchaser to purchase the Allocated Shares pursuant to this Agreement has been made by the Standby Purchaser independently of any other Investor and independently of any information, materials, statements, or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise), or prospects of the Company or any Subsidiary which may have been made or given by any other Investor or by any agent or employee of any other Investor, and neither the Standby Purchaser nor any of its agents or employees shall have any liability to any other Investor (or any other Person) relating to or arising from any such information, materials, statements, or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Standby Purchaser and the other Investors as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Standby Purchaser and the other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Standby Purchaser acknowledges that no other Investor has acted as agent for the Standby Investor in connection with making its investment hereunder, that the Standby Purchaser has not acted as agent for any other Investor in connection with such Investor making its Investment under any Transaction Document, that no Investor will be acting as agent of the Standby Purchaser in connection with monitoring the Standby Purchaser’s investment in the Allocated Shares or enforcing its rights under this Agreement and that the Standby Purchaser will not be acting as agent of any other Investor in connection with monitoring such other Investor’s investment in the Unsubscribed Shares or enforcing its rights under any Transaction Document. The Standby Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and the Standby Purchaser, solely, and not between the Company and the Investors collectively and not between and among the Investors.

(l)          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Maryland without regard to the choice of law principles thereof. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland located in Baltimore County and the United States District Court for the District of Maryland for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each Party irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[SIGNATURES APPEAR ON NEXT PAGE]

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the Standby Purchaser has executed this Agreement on the ____ day of ______________, 20__.

FOR COMPLETION BY ALL TYPES OF STANDBY PURCHASERS:

Standby Purchaser’s Commitment: ___________ shares of Common Stock, with an aggregate Subscription Price of $_____________.

Standby Purchaser’s Address For Notice:

________________________________________

________________________________________

________________________________________

________________________________________

Facsimile No.: ________________________

E-Mail: ______________________________

Attention:      ________________________

FOR COMPLETION BY A STANDBY PURCHASER WHO IS A NATURAL PERSON (i.e., an individual):

Standby Purchaser’s Name:
(print or type)

Standby Purchaser’s Signature:

FOR COMPLETION BY A STANDBY PURCHASER WHO IS NOT A NATURAL PERSON (i.e., a corporation, partnership, limited liability company, trust or other entity or association):

Standby Purchaser’s Name:
(print or type)

By:
Name:
Title:
(Signer must be authorized representative of the Standby Purchaser)

ACCEPTED this ___ day of ______________, 20__:

FIRST UNITED CORPORATION

By:
Name:	Carissa L. Rodeheaver
Title:	Chairman, President & CEO

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